SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Stemcells, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEMCELLS, INC.

3155 Porter Drive
Palo Alto, CA 94304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 11, 2004

To the Stockholders of STEMCELLS, INC.

      Notice is hereby given that the Annual Meeting of Stockholders of StemCells, Inc. (“StemCells” or the “company”) will be held on May 11, 2004 at 2 P.M. at 3155 Porter Drive, Palo Alto, CA 94304 for the following purposes:

1. To elect Class II directors to serve until the 2007 Annual Meeting of Stockholders;

2. To consider and vote upon a proposal to ratify the selection of Grant Thornton LLP as independent public accountants for the company for the fiscal year ending December 31, 2004;

3. To consider and vote upon a proposal to amend the company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 125,000,000;

4. To consider and vote upon a proposal to adopt the 2004 Equity Incentive Plan as proposed;

5. To consider and vote upon a proposal to authorize the company to issue, in connection with one or more capital raising transactions to finance the company, up to 30,000,000 shares of StemCells common stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock), upon such terms as the Board of Directors shall deem to be in the best interests of StemCells, for an aggregate consideration of not more than $35,000,000 and at an effective price not less than 80% of the market price of StemCells common stock at the time of issuance, such issuance or issuances to occur, if at all, in the three month period commencing with the date of the approval of this proposal by the shareholders of the company; and

6. To transact any and all other business that may properly come before the meeting.

      The Board of Directors has fixed the close of business on April 2, 2003 as the record date for determining those Stockholders who are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

      Representation of at least a majority of all outstanding shares of Common Stock of StemCells is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

      Please read the proxy material carefully. Your vote is important and the company appreciates your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

IRIS BREST
Secretary

April      , 2003

Palo Alto, California

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS OF STEMCELLS, INC.
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PROPOSAL NUMBER 2 Ratification of Selection of Independent Public Accountants
PROPOSAL NUMBER 3 Amendment of the Company’s Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 75,000,000 to 125,000,000
PROPOSAL NUMBER 4 Adoption of the 2004 Equity Incentive Plan
Overview
New Plan Benefit
Federal Tax Effects
Equity Compensation Plan Information
Recommendation
PROPOSAL NUMBER 5 Authorization of Capital Raising Transactions
OTHER INFORMATION
Accounting Matters
Stockholder Proposals
Form 10-K
Section 16(a) Beneficial Ownership Reporting Compliance
Other Business

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

OF
STEMCELLS, INC.

      The enclosed form of proxy is solicited on behalf of the Board of Directors of StemCells, Inc. (the “company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 11, 2004 at 2 P.M. at the company’s headquarters at 3155 Porter Drive, Palo Alto, California 94304. The cost of solicitation of proxies will be borne by the company. The company has retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in solicitation of proxies for a fee of $6,000 plus reasonable out of pocket expenses. Directors, officers and employees of the company may also solicit proxies by telephone, facsimile or in person for no additional compensation. The company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

      Only stockholders of record at the close of business on April 2, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. There were 41,016,948 shares of our Common Stock, $.01 par value (the “Common Stock”), outstanding on such date, each of which is entitled to one vote for each share on the matters to be voted upon.

      Shares of our Common Stock represented by proxies in the form enclosed which are properly executed and returned to us and not revoked, will be voted as specified therein by the stockholder. In the absence of contrary instructions, or in instances where no specification is made, the shares will be voted FOR the election as directors of the nominees as described herein under “Proposal Number 1 — Election of Directors,” FOR ratification of the selection of accountants as described herein under “Proposal Number 2 — Ratification of Selection of Independent Public Accountants,” FOR approval of an increase in the number of authorized shares of our Common Stock as described herein under “Proposal 3 — Amendment of the company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 125,000,000,” FOR adoption of the proposed 2004 Equity Incentive Plan as described herein under “Proposal 4 — Adoption of the 2004 Equity Incentive Plan,” FOR authorizing the company to issue, in connection with one or more capital raising transactions to finance the company, up to 30,000,000 shares of StemCells common stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock), upon such terms as the Board of Directors shall deem to be in the best interests of StemCells, for an aggregate consideration of not more than $35,000,000 and at an effective price not less than 80% of the market price of StemCells common stock at the time of issuance, such issuance or issuances to occur, if at all, in the three month period commencing with the date of the approval of this proposal by the shareholders of the company as described herein under “Proposal 5 — Authorization of Capital Raising Transactions,” and in the discretion of the named proxies, as to any other matter that may properly come before the Annual Meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any record stockholder attending the Annual Meeting in person may revoke his or her proxy and vote his or her shares at the Annual Meeting.

      A copy of the company’s Annual Report to Stockholders for the fiscal year ended December 31, 2003 will be mailed, along with this Proxy Statement, on or about April 13, 2004 to all stockholders entitled to vote at the Annual Meeting.

QUORUM, REQUIRED VOTES, AND METHOD OF TABULATION

      Consistent with Delaware law and under the company’s Amended and Restated By-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. The company will appoint election inspectors for the meeting to count votes cast by proxy or in person at the Annual Meeting.

      Election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election that are present in person or represented by proxy. The approval of the proposals to ratify the selection of accountants, to adopt the company’s 2004 Equity Incentive Plan, and to authorize capital-raising transactions each requires a majority of the votes properly cast to be affirmative. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the election of directors or the selection of accountants.

      The approval of the proposal to amend the company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock requires an affirmative vote from a majority of the outstanding Common Stock entitled to vote on the proposal. Abstentions and broker non-votes, therefore, would have the same effect as votes cast against this proposal.

      Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote such matters in their discretion. Any stockholder has the right to revoke his or her proxy at any time before it is voted.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of March 2, 2004 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the company as a group. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table.

	Shares Beneficially		Percentage of Class
Name and Address of Beneficial Owner(1)	Owned*		Beneficially Owned*

Ricardo Levy, Ph.D.	65,498	(1)	***
Roger M. Perlmutter, M.D., Ph.D.	78,503	(2)	***
John J. Schwartz, Ph.D.	245,958	(3)	***
Irving Weissman, M.D.	1,718,591	(4)	3.9%
Eric H. Bjerkholt	—		***
Ann Tsukamoto, Ph.D.	204,446	(5)	***
Martin McGlynn	497,888	(6)	1.1%
All directors and executive officers as a group	2,814,884		6.4%

*	The address of all persons listed in the table is c/o StemCells, Inc., 3155 Porter Drive, Palo Alto, California 94304.

**	All numbers are based on information obtained by questionnaire or filings on Forms 13D or 13G received by the company.

***	Less than 1%

(1)	Includes 65498 shares issuable upon exercise of stock options exercisable within 60 days; of these, 20,725 were granted for service on the Board of Directors during 2003.

(2)	Includes 78503 shares issuable upon exercise of stock options exercisable within 60 days; of these, 20,641 were granted for service on the Board of Directors during 2003.

(3)	Includes 245958 shares issuable upon exercise of stock options exercisable within 60 days; of these, 37,136 were granted for service on the Board of Directors during 2003.

(4)	Includes 505293 shares issuable upon exercise of stock options exercisable within 60 days; of these, 22,238 were granted for service on the Board of Directors during 2003 and 40,346 were granted for service as a scientific consultant to the company during 2003. Includes 812,802 shares issued on October 4, 2002 upon conversion of 6% cumulative preferred shares at the then-applicable conversion price. Includes a total of 50,791 shares owned by trusts for the benefit of Dr. Weissman’s children as to which he disclaims beneficial ownership.

(5)	Includes 164,500 shares issuable upon exercise of stock options exercisable within 60 days. Includes a total of 22,834 shares owned by trusts for the benefit of Dr. Tsukamoto and her family members. Includes 17,112 shares included in Dr. Tsukamoto’s 401(k) plan. Includes 4,000 shares owned by Dr. Tsukamoto’s parents as to which she disclaims beneficial ownership.

(6)	Includes 486457 shares issuable upon exercise of stock options exercisable within 60 days. Of the option shares granted Mr. McGlynn in 2003, 87,500 have vested. Includes 11,431 shares included in Mr. McGlynn’s 401(k) plan.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

      During 2003, the Board of Directors was composed of Mr. McGlynn and Drs. Levy, Perlmutter, Schwartz and Weissman for the entire year. Eric Bjerkholt became a member of the Board as of March 1, 2004. The independent members of the Board, as defined by NASDAQ rules, are Mr. Bjerkhold and Drs. Levy, Perlmutter and Schwartz. During 2003, the Board had two standing committees — the Compensation and Stock Option Committee (the “Compensation Committee”) and the Audit Committee — as well as the Single Member Committee established on July 30, 2001 under the company’s 2001 Equity Incentive Plan. The company had no nominating committee until March 11, 2004, when the Nominating and Corporate Governance Committee (the “Nominating Committee”) was established with the purpose of identifying individuals qualified to become members of the Board, selecting, or recommending the director nominees for the next annual meeting of shareholders, developing and recommending to the Board a set of corporate governance principles applicable to the company, and overseeing the evaluation of the board and its dealings with management. The charter of the Nominating Committee is included as Appendix A to this Proxy Statement. All members of the Compensation Committee, the Audit Committee, and the Nominating Committee are, and are required by the charters of the respective committees to be, independent as defined by NASDAQ rules.

      The Nominating Committee is composed of Drs. Levy, Perlmutter and Schwartz. The Nominating Committee considers the experience, ability and character of potential nominees to serve as directors, as well as particular skills or knowledge that may be desirable in light of the company’s position at any time. At least one director must be a “financial expert” (as defined in SEC and NASDAQ rules). The company has in the past identified potential candidates through any reliable means available, including identification by a search firm and recommendations of past or current members of the Board from their knowledge of the industry and of the company; the Nominating Committee was only recently established and may use these or other means to identify future candidates. The Nominating Committee will consider and evaluate up to two candidates recommended by stockholders or groups of stockholders that, individually or as a group, have beneficially owned at least 5% of the company’s common stock for at least one year prior to the date the Nominating Stockholder submits a candidate (a “Nominating Stockholder”) for nomination for election as a director at any annual meeting of stockholders in accordance with Board policy. The submission must be in writing and delivered to StemCells, Inc., Attn: Secretary, Board of Directors, 3155 Porter Drive, Palo Alto, California 94304, no later than December 14, 2004 for nominees to be considered for nomination at the 2005 Annual Meeting. Submissions must include the name, address and number of shares of common stock beneficially owned by the Nominating Stockholder, a representation the Nominating Stockholder meets the requirements described above and will continue to meet them through the date of the annual meeting, a description of all arrangements or understandings between or among the Nominating Shareholder (or any participant in a Nominating Shareholder group) and the candidate or any other person or entity regarding the candidate, all information regarding the candidate that the company would be required to disclose in a proxy statement under SEC rules, including whether the candidate is independent or if not, a description of the reasons why not, and representations by the candidate regarding his or her performance of the duties of a director. Full details may be obtained from the Secretary of the Board of Directors at the address above. The Committee will consider and evaluate candidates recommended by stockholders on the same basis as candidates recommended by other sources.

      The Compensation Committee, which was composed of Drs. Schwartz and Levy throughout 2003, held one meeting during the fiscal year ended December 31, 2003 and made other decisions regarding executive and other compensation by unanimous written consent. The Compensation Committee makes recommendations to the Board and the company’s management concerning salaries in general, determines executive compensation and, except as such decisions have been delegated to the Single Member Committee, approves incentive compensation for company employees and consultants. Since March 29, 2004, the Compensation Committee has been composed of Dr. Schwartz and Mr. Bjerkholt.

      Throughout the fiscal year ended December 31, 2003, the Audit Committee was composed of Drs. Schwartz, Perlmutter and Levy. The Audit Committee held five meetings during 2003. The Board of Directors has adopted a written charter for the Audit Committee, which was revised and restated at its meeting of March 11, 2004. The new charter of the Audit Committee is included as Appendix B to this Proxy Statement. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the company to any governmental body or the public, the company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the company’s auditing, accounting and financial processes generally. The Audit Committee annually, and at such other times as it finds it necessary, recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the company and meets with such personnel of the company to review the scope and the results of the annual audit, the amount of audit fees, the company’s internal accounting controls, the company’s financial statements contained in the company’s Annual Report to Stockholders and other related matters. Since March 29, 2004, the Audit Committee has been composed of Mr. Bjerkholt and Drs. Schwartz and Levy. Each of the members of the Audit Committee is independent, and at least Mr. Bjerkholt is a “financial experts,” as defined in SEC and NASDAQ rules.

      Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of the company at StemCells, Inc., 3155 Porter Drive, Palo Alto, California 94304. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s).

      The Secretary of the company will review all such correspondence and forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that she otherwise determines requires their attention. The Secretary maintains a log of all correspondence received by the company that is addressed to members of the Board of Directors, and any Director may at any time review and request copies of any such correspondence.

      Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee and handled in accordance with established procedures, which are set out in the Audit Committee’s Policy on Receipt, Retention and Treatment of Complaints Regarding Accounting, Internal Controls and Auditing Matters. A copy of the Policy shall be made available on the company’s website, www.stemcellsinc.com.

      The company does not have a policy on director attendance at Annual Meetings of shareholders. At the 2003 Annual Meeting, Chairman of the Board John Schwartz and directors Martin McGlynn and Ricardo Levy were present.

      Prior to 2001, non-employee directors received an annual retainer of $18,000 payable quarterly, in addition to $1,500 for each Board meeting attended ($500 for each meeting attended by voice phone) and $500 for each Committee meeting attended if not contemporaneous with a Board meeting. In addition, upon election, each such director also received an option to purchase 20,000 shares of our Common Stock exercisable at the fair market value of the Common Stock at the time of grant, such shares vesting in equal portions over three years on each anniversary of the grant date. The previous compensation of the Chairman of the Board is described under “Certain Relationships and Related Transactions.” In order to conserve cash and demonstrate their continuing confidence in the company’s future, the directors unanimously adopted a resolution revising their compensation arrangements as of January 1, 2000, to provide that in lieu of cash, retainers and meeting fees would be paid in the form of immediately-vesting options to purchase shares of the our Common Stock at below market prices ($0.25 per share). The number of shares to be distributed to the directors has been calculated using the closing price of our Common Stock on the closing price for the last business day of the quarter, less the option price of $0.25 per share. The Chairman of the Board received a retainer of $35,000 annually (in below-market options calculated as described above), in addition to meeting payments and at-market options on the same basis as other directors. As of April 1, 2001, on the third anniversary of the original appointment of each re-elected director, such member receives an option, exercisable at the fair market value of the Common Stock at the time of grant, for 15,000 shares of our Common Stock to vest annually over three years. On March 11, 2004, the Compensation Committee recommended to the Board, and the Board unanimously decided, that no further below-market options be granted to Directors or to employees. The current compensation policy is similar to the pre-2001 policy: non-employee directors receive an annual retainer of $18,000 payable quarterly except the Chairman, whose annual retainer is $35,000; they also receive $1,500 for each Board meeting attended ($500 for each meeting attended by voice phone) and $500 for each Committee meeting attended if not contemporaneous with a Board meeting. The initial and third anniversary grants of options for 20,000 of 15,000 shares respectively, at market value, continue in effect. Directors are reimbursed for their expenses in attending meetings of the Board of Directors and meetings of committees of the Board of Directors.

      The Board of Directors of StemCells held 5 meetings during the fiscal year ended December 31, 2003. Each of the directors attended more than 75% of the meetings of the Board of Directors and of the committees on which they served.

EXECUTIVE OFFICERS

      The current executive officer of the company who is not also a director of the company is:

Name	Age	Position

Ann Tsukamoto, Ph.D.	51	Vice President, Research and Development

      Ann Tsukamoto, Ph.D., joined the company in November 1997 as Senior Director, Scientific Operations, and was appointed Vice President, Scientific Operations in June 1998 and Vice President, Research and Development in February 2002. From 1989 until she joined StemCells, Dr. Tsukamoto was employed at SyStemix, Inc., where she served in various research capacities before transitioning to the position of Director of Clinical Science. At SyStemix, Inc., Dr. Tsukamoto assisted in the launch of its clinical research program for the hematopoietic stem cell. She received her Ph.D. degree from the University of California, Los Angeles and did postdoctoral research with Dr. Harold Varmus at the University of California, San Francisco. Dr. Tsukamoto is an inventor on six issued U.S. Patents related to the human hematopoietic stem cell.

      Martin McGlynn, President and CEO of the company, is its other executive officer; Mr. McGlynn is a member of the Board of Directors.

      All executive officers of the company are elected annually and serve at the discretion of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The following non-employee directors served on the Compensation and Stock Option Committee in 2003: Drs. Schwartz and Levy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On December 19, 1998, Dr. Schwartz became a member of the Board and its Chairman and his compensation for services in this capacity was provided for under the terms of a Letter Agreement, which was amended July 1, 1999. Under the Letter Agreement, Dr. Schwartz in his capacity as Chairman was required to provide us with thirty (30) business days of services per quarter, and was entitled to receive $132,000 in cash per year, plus $1,500 per Board or Committee meeting and $500 per telephonic meeting. He also received an option to acquire 40,000 shares of our Common Stock under the 1992 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of the grant. Dr. Schwartz terminated both the Letter Agreement and the Consulting Services Agreement as of March 31, 2001. He currently continues to serve in his position as Chairman and member of the Board of Directors under the terms of the compensation policy discussed further herein under “Information Concerning the Board and its Committees.”

      Dr. Weissman, a member of the Board of Directors, was retained in September 1997 to serve as a consultant to us. Pursuant to his Consulting Agreement, Dr. Weissman has agreed to provide consulting services to us and to serve on our Scientific Advisory Board. We agreed to pay Dr. Weissman $50,000 per year for his services and granted him an option to purchase 500,000 shares of Common Stock for $5.25 per share, of which 31,250 shares vested at the date of grant. Originally, the remainder of the option would have vested upon the occurrence of certain milestones related to our stem cell research program and in the event of certain changes of control. We agreed to amend the option on October 27, 2000 so that the shares would become exercisable over eight years from the original grant date (so the option is currently exercisable for 300,000 shares) or in the event of certain changes of control. We recorded a compensation expense of $823,759 during the fourth quarter of 2000 as a result of this change in the vested portion of the option. For the year 2001 we have recorded a compensation expense of $346,240. For the year 2002, the effect of a lower stock price used in valuing the options under the Black-Scholes method, resulted in a credit to compensation expense of $209,553. For the year 2003 we have recorded a compensation expense of $82,139. The deferred compensation expense associated with the unvested portion of the grant was recorded as $652,483. We plan to revalue the options using the Black-Scholes method on a quarterly basis and recognize additional compensation expense accordingly. We also agreed to nominate Dr. Weissman for a position on the Board of Directors, and he agreed to serve if elected. Since October 1, 2000, he has been compensated for this service in the same manner and amount as other non-employee members of the Board. The Consulting Agreement contains confidentiality, noncompetition, and assignment of invention provisions and is for a term of fifteen years, subject to earlier termination by either party. As of October 1, 2002, Dr. Weissman agreed that we could pay the $50,000 annual consulting fee (which is payable quarterly) either in cash or in below-market options to purchase shares of our common stock, at our choice. Since that time until January 1, 2004, we have made the consulting payments in options exercisable at $0.10 per share, the number of shares being determined by dividing $12,500.00 by the difference between ten cents and the average of the closing price of our common stock on each of the twenty trading days preceding the date on which payment is due. As a result of action taken by the Board of Directors on March 11, 2004, Dr. Weissman’s consulting fee will be paid in cash thereafter.

      In April 2000, we sold 750 shares of our 6% cumulative convertible preferred stock plus a warrant to purchase 37,500 shares of our Common Stock to each of Dr. Weissman and Mr. Mark Levin, also a member of the Board at the time, for $750,000, for a total of $1,500,000, on terms more favorable to us than we were able to obtain from outside investors. The shares were convertible at the option of the holders into common stock at the initial conversion price of $3.77 per share (based on the face value of the preferred shares), subject to adjustment upon the occurrence of certain equity transactions. We valued the beneficial conversion feature reflecting the April 13, 2000 commitment date and the most beneficial per share discount available to the preferred shareholders at $481,000; we treated that amount as a deemed dividend as of the commitment date. The conversion price was reduced a number of times as a result of equity transactions, as provided in the terms of the preferred shares. On June 7, 2002, Mr. Levin converted his 750 shares of 6% cumulative convertible preferred stock plus accumulated dividends, at an effective conversion price of $1.94 per share for 439,442 shares of common stock. On October 4, 2002, the remaining 750 shares together with accumulated dividends, which were held by Dr. Weissman, converted automatically at the then-effective conversion price of $1.07 to 812,802 shares of common stock. The warrants expire on April 13, 2005.

      Dr. Weissman is a member of the Board of Directors and co-chairman of the Scientific Advisory Board of Cellerant Therapeutics, Inc., a privately-owned biotechnology company that is also a tenant in the building in which we are located. (Cellerant was formerly known as Celtrans, LLC, and Dr. Weissman was at one time its interim Chief Executive Officer and a member of its Board of Managers.) Because our premises include an animal facility with more capacity than we currently require for our own use, we entered a space-sharing agreement with Cellerant (then Celtrans) under which Cellerant or, with our approval, a subtenant of Cellerant, may use part of the animal facility. When the agreement is active, Cellerant pays StemCells at the same rate per square foot as we receive from Stanford University, with which we also have an agreement for sharing the animal facility. Under an amendment to that agreement, however, it is currently in abeyance until the earlier of December 31, 2004 and the termination of an agreement under which StemCells makes the Cellerant space and certain other animal facility space available to a subtenant of Cellerant.

      In February 2002, the Board of Directors awarded Martin McGlynn, President and CEO of the company, a cash bonus of $75,000 plus an option for 25,000 shares with an exercise price of $2.96, equal to the fair market value of the Common Stock on the date of the grant. In May 2002, the Board granted Mr. McGlynn an additional option for 25,000 shares with an exercise price of $2.01, equal to the fair market value of the Common Stock on the date of the grant. One quarter of each grant vests on the first anniversary of the February 2002 grant, and the remainder  1/48th each month for the next three years of service. In February 2003, the Board granted Mr. McGlynn an option for 300,000 shares with an exercise price of $0.94, equal to the fair market value of the Common Stock on the date of the grant. The option vests one quarter after a year of further service and the remainder  1/48th each month for the next three years of service. In December 2003, the Board of Directors awarded Mr. McGlynn a cash bonus of $71,500 and a special payment of $30,000.

      On August 3, 2000, we completed a $4 million Common Stock financing transaction with Millennium Partners, LP at $4.33 per share. In the purchase agreement, we granted Millennium an option to purchase up to an additional $3 million of our Common Stock. Millennium exercised its option to purchase $1 million of our Common Stock on August 23, 2000 at $5.53 per share. On June 8, 2001, Millennium Partners, LP exercised its remaining option to purchase $2 million of our Common Stock at $4.3692 per share. As a result of the financing agreement, Millennium received five year warrants to purchase 101,587 shares of Common Stock at $4.725 per share, 19,900 shares of Common Stock at $6.03 per share, and 50,352 shares at $4.7664 per share. We may call the warrants at any time at $7.875, $10.05 and $7.944 per underlying share respectively. In addition to the these warrants, we issued Millennium adjustable warrants in connection with the original $4 million purchase, each of which entitled Millennium to receive additional shares on eight dates beginning six months from the respective closing dates and every three months thereafter. The exercisable price per share under the adjustable warrant was $0.01. Millennium exercised the first of the adjustable warrants to purchase 463,369, 622,469, and 25,804 shares on March 30, 2001, July 26, 2001 and August 15, 2001 respectively at $0.01 per share. On December 4, 2001, we entered into an agreement with Millennium under which we issued 176,101 shares of our Common Stock as a final cashless exercise of all outstanding adjustable warrants that Millennium was entitled to or would be entitled to. Immediately following delivery of these shares, any further right to acquire Common Stock under these adjustable warrants were cancelled by the agreement.

      On December 4, 2001, we issued 5,000 shares of 3% Cumulative Convertible Preferred Stock to Riverview Group, L.L.C., an affiliate of Millennium. This preferred stock was convertible into shares of our Common Stock at a conversion price of $2.00 per share of Common Stock, with a mandatory redemption provision under which any preferred stock remaining on December 4, 2003, was to be redeemed on that date. On December 7, 2001, Riverview converted 1,000 shares of its 3% cumulative convertible preferred stock for 500,125 shares of our common stock. On April 9, 2003, we agreed with Riverview to reduce the conversion price to $0.80 per share for a period of 20 trading days. Riverview immediately agreed to convert 2,000 shares with a face value of $2 million, at the reduced price. Riverview received 2,521,041 shares of common stock upon conversion, which includes 21,041 shares valued at $16,833 as accrued dividends. On November 11, 2003, Riverview converted the remaining 2,000 shares of its 3% cumulative convertible preferred stock for 1,010,833 shares of our common stock, which includes 10,833 shares valued at $21,666 as accrued dividends. As a result of the above transactions all of the 3% cumulative convertible preferred stock were fully converted into our common stock before the mandatory redemption date of December 04, 2003. Also on December 4, 2001, in connection with the preferred stock agreement, we issued to Riverview Group a warrant to purchase 350,877 shares of our Common Stock at a price of $3.42 per share. The warrant expires on December 4, 2005. On May 7, 2003, we entered into a stock purchase agreement with Riverview, under which it agreed to purchase 4 million shares of our common stock for $6.5 million, or $1.625 per share. On the date of the agreement, the sale price was above the trading price of our common stock, which closed at $1.43 per share on that date. We also agreed to issue a 2-year warrant to Riverview to purchase 1,898,000 shares of common stock at $1.50 per share. The exercise price is subject to adjustment for stock splits, dividends, distributions, reclassifications and similar events. In the event that certain conditions are met, including the closing sale price of the Common Stock remaining at or above $2.50 per share for 10 consecutive trading days, we may require Riverview to exercise the warrant for any remaining shares or to relinquish any unexercised portion. On November 11, 2003, Riverview exercised part of the warrant acquiring 1,098,000 shares at $1.50 per share. Our proceeds from this warrant exercise totaled $1,647,000. The warrant is exercisable for the remaining 800,000 shares until April 8, 2005, subject to our right to require exercise or forfeiture as described above.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by us to our Chief Executive Officer and our Vice President, Research and Development during the fiscal years ended December 31, 2003, 2002, and 2001. No other people served as executive officers during 2003.

Summary Compensation Table

							Long Term Compensation

		Annual Compensation					Awards

							Restricted	Securities
					Other Annual		Stock	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)		Compensation($)		Awards($)	Options(#)	Compensation($)

Martin McGlynn	2003	272,250	71,500	(2)	30,000	(3)	—	300,000	205,935	(4)
President and Chief	2002	286,000	75,000		—		—	50,000	241,629	(5)
Executive Officer(1)	2001	264,423	68,750		—		—	475,000	147,367	(6)

Ann Tsukamoto, Ph.D.	2003	190,448	30,010	(2)	15,000	(2)	—	—	3,794	(7)
VP, Research and	2002	200,066	—		—		—	60,000	6,000	(7)
Development	2001	183,800	—		—		—	45,500	5,250	(7)

(1)	Mr. McGlynn became President and Chief Executive Officer effective as of January 15, 2001.

(2)	Awarded by the Board in December 2003 for services rendered in 2003, but not paid until January 2004.

(3)	Special payment awarded by the Board in December 2003 for services rendered in 2003, but not paid until January 2004.

(4)	Represents housing allowance of $201,406, and $4,529 of fair market value of the company matching contributions of Common Stock to Mr. McGlynn’s account in our 401(k) Plan.

(5)	Represents housing allowance and relocation expense of $185,629, $50,000 as relocation bonus and $6,000 of fair market value of the company matching contributions of Common Stock to Mr. McGlynn’s account in our 401(k) Plan.

(6)	Represents housing allowance and relocation expense of $142,117 and $5,250 of fair market value of the company matching contributions of Common Stock to Mr. McGlynn’s account in our 401(k) Plan.

(7)	Represents $3,794, $6,000, and $5,250 of fair market value of the company matching contributions of Common Stock to Dr. Tsukamoto’s account in our 401(k) Plan for the years 2003, 2002 and 2001 respectively.

EMPLOYMENT AND SEVERANCE AGREEMENTS

      Martin McGlynn joined the company as President and Chief Executive Officer on January 15, 2001. Under the terms of an agreement between Mr. McGlynn and us, Mr. McGlynn is entitled to an annual base salary of $275,000 per year, reviewable annually by the Board of Directors, and a bonus, in the Board’s sole discretion, of up to 25% of his base salary. In December 2003, the Board set Mr. McGlynn’s target bonus at 35% effective January 1, 2004. Mr. McGlynn was granted an option to purchase 400,000 shares of our Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of his employment, one fourth to vest on the first anniversary of his employment and the remaining three-fourths to vest in equal monthly installments during his second through fourth years of employment. The agreement provides that the Board may, in its sole discretion, grant Mr. McGlynn a bonus option to purchase up to an additional 25,000 shares. The vesting under the option is subject to acceleration in the event of certain changes of control. We also agreed to pay Mr. McGlynn a $50,000 relocation bonus and to reimburse him for relocation expenses, and have done so. The agreement with Mr. McGlynn provides that if his employment is terminated by us without cause or by Mr. McGlynn for good reason, he will be entitled to severance payments equal to one year’s base salary and he will receive healthcare benefits under our plans for one year after termination. If Mr. McGlynn’s employment is terminated as a result of his disability, he will receive up to six months’ base salary. By virtue of an amendment to the agreement made in April, 2004, if a change in control or similar event occurs and is followed by a material change in his duties, or if we terminate his employment without cause within twelve months following such an event, he will be entitled to severance payments equal to a proportional part of his target bonus plus two times his base salary and the reasonably projected cost of continuing his healthcare benefits for two years plus a cash “gross up” to reflect the reasonably projected tax consequences of the healthcare-related payment. If we terminate Mr. McGlynn’s employment for cause or if he resigns, he will not be entitled to any severance or other benefits.

      Dr. Ann Tsukamoto, Ph.D., joined the company in November 1997 as Senior Director, Scientific Operations, was appointed Vice President, Scientific Operations in June 1998, and Vice President, Research and Development in February 2002. Dr. Tsukamoto’s base salary is no longer controlled by a formal agreement. In December 2003, the Board set Dr. Tsukamoto’s target bonus at 25% effective January 1, 2004, although our agreement with Dr. Tsukamoto provides only for a 10% target bonus. Any bonus is in the Board’s sole discretion. The agreement with Dr. Tsukamoto, as amended in July 2000, provides that if her employment is terminated by us without cause at any time, she will be entitled to severance payments of current salary and benefits continuation under COBRA for a period of twelve months after the effective date of termination and to accelerated vesting of time-based options granted under our 1992 Equity Incentive Plan. If we terminate Dr. Tsukamoto’s employment for cause or if she resigns, she will not be entitled to any severance or other benefits.

REPORT OF THE AUDIT COMMITTEE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the company to any governmental body or the public, the company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the company’s auditing, accounting and financial processes generally. The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the company and meets with such personnel of the company to review the scope and the results of the annual audit, the amount of audit fees, the company’s internal accounting controls, the company’s financial statements contained in the company’s Annual Report to Stockholders and other related matters.

      The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2003 audited by Grant Thornton LLP, the company’s independent auditors. The Audit Committee has discussed with Grant Thornton LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP its independence.

      Based upon such review and discussions the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ricardo B. Levy, Ph.D.
Roger Perlmutter, M.D., Ph.D.
John J. Schwartz, Ph.D.

      Notwithstanding anything to the contrary set forth in any of the company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 13 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

      The company continues to use its best efforts to apply a consistent philosophy of compensation for all employees, including executive officers. This philosophy is based on the premise that the achievements of the company result from the coordinated efforts of all individuals working toward common objectives within each of the then existing projects of the company’s respective business units. The company strives to achieve those objectives through teamwork focused on meeting or exceeding strategic, scientific and business goals and the expectations of the company’s shareholders.

Compensation Philosophy for Executive Officers

•	We compensate our Executive Officers through a combination of base salary combined with periodic awards of cash bonuses and stock options. Our Executive Officers also participate in the company’s Benefits Program, which is made available to all employees of the company.

•	We are committed to a compensation program that helps attract and retain the best people in the industry. To ensure that our compensation is competitive, we regularly compare our compensation levels with those companies we consider comparable and set our compensation parameters based on this review. We use the industry standard data from the Radford Biotechnology Compensation Surveys and, from time to time, the advice of consultants in evaluating our practice in the areas of base pay, incentive pay, equity participation, and benefits.

•	We reward our executive officers for performance.

•	Executive Officers are rewarded based upon both individual contribution as well as the performance of the company as a whole. Corporate performance is evaluated by reviewing the extent to which scientific, financial, business and strategic goals are met. Individual performance is evaluated by reviewing the individual’s role in the achievement of corporate goals, ability to deal with unforeseeable problems and seize unforeseeable opportunities, and the degree to which teamwork and company values are fostered by the individual’s actions.

      In early stage biopharmaceutical companies, performance is best judged by success in achievement of scientific and technical milestones, product development progress (including progress toward and through clinical trials), strategic human resources development, capitalization and financing goals, and commercialization goals.

      We believe that all employees, including Executive Officers, should understand and constructively participate in the performance evaluation process, which operates as follows:

      1. At the beginning of the performance cycle, the Chief Executive Officer in conference with the company’s scientific leadership and other members of management proposes a set of key objectives and goals for the year. These goals and objectives are reviewed by the Compensation and Stock Option Committee and then by the Board of Directors, which approves or assigns weights to each. The Board also establishes a bonus pool of cash and/or equity (stock options) for achievement of the goals. The company’s budget and its conduct of affairs are, to a significant extent, driven by these goals, as are the individual goals of each employee.

      2. Throughout the performance cycle, the Compensation and Stock Option Committee reviews with, and gives feedback to, the Chief Executive Officer on progress toward the goals and objectives, as well as other matters of strategy and business as they arise. Managers give employees ongoing feedback about the employee’s performance against established goals.

      3. At the end of the performance cycle, the Compensation and Stock Option Committee, and then the Board, determines whether and to what extent the goals have been achieved and determines whether cash and/or equity bonuses are warranted. To the extent that bonuses are approved, all employees participate in accordance with established guidelines.

      5. Managers evaluate the performance of employees reporting to them, and performance is discussed with the Chief Executive Officer. The evaluation of the Chief Executive Officer is normally performed by the Compensation and Stock Option Committee and reported to the Board, but may occasionally be performed by the full Board in the first instance.

      6. The performance of other executive officers is discussed with the Compensation and Stock Option Committee, which reviews recommendations for compensation made (subject to their review or to review by the full Board) by the Chief Executive Officer.

Compensation Vehicles

      The company uses a simple total compensation program consisting of cash and equity-based compensation. Having a compensation program that allows the company to successfully attract and retain executive officers permits it to enhance shareholder value, motivate technological innovation and foster teamwork. The vehicles used are:

Cash-Based Compensation

      Salary — The company sets base salaries for executive officers by reviewing the base salary for individuals in competitive positions in the market and adjusting annually with increases that reflect individual performance.

      Annual Cash Bonus — Executive officers and the Chief Executive Officer, as well as all other employees, are eligible to receive an annual cash bonus upon the attainment of predetermined corporate objectives approved by the Compensation and Stock Option Committee at the beginning of the year, with progress against them reviewed at year-end to determine the appropriate bonus payment. At full achievement of objectives, the Chief Executive Officer would be targeted to receive a bonus of 25% of his annual base salary (35% beginning in 2004) and the other executive officers to receive 15% of their respective annual base salaries (25% beginning in 2004). The amount actually paid in any one year may be more or less than the targeted bonus based on over or under achievement of objectives and the Board and Compensation and Stock Option Committee’s discretion. In recognition of his performance in 2003, the Chief Executive received a bonus of $71,500 and a special payment of $30,000.

Equity-Based Compensation

      Stock Option Program — The purpose of our stock option program is to provide additional incentives to all employees including executive officers, to maximize shareholder value. We believe strongly in the use of stock options because they align employee interests directly with shareholder value. The option program also utilizes vesting periods to encourage executive officers to remain with the company and to encourage long-term increases in company stock value. We grant stock options to all employees upon hiring and have targets for annual option grants to current employees as an incentive vehicle to encourage employee equity participation in our future.

      Although provided for under our incentive plans, we do not currently use stock appreciation rights as a compensation vehicle.

Compensation of Executive Officers

      The only executive officers of the company for 2003 were Martin McGlynn, who served as the company’s President and CEO, and Ann Tsukamoto, who served as Vice President, Research and Development. Their compensation is described under “Employment and Severance Agreements” above.

COMPENSATION AND STOCK OPTION COMMITTEE

Ricardo B. Levy, Ph.D.
John J. Schwartz, Ph.D.

PERFORMANCE GRAPH

      Note: The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

      The graph below compares the cumulative total returns on the company’s Common Stock with the cumulative total returns of the Amex Biotechnology Stock Index and the S&P 500 Index for the period from the company’s initial public offering until December 31, 2003.(1)

Comparison of Cumulative Total Returns on Common Stock of

StemCells, Inc., the Amex Biotechnology Stock Index and S&P 500 Index for the
Period from the Company’s Initial Public Offering Until December 31, 2003

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

(1)	Based on the closing price of the company’s Common Stock on the first day of trading on the NASDAQ National Market System. Cumulative total returns assume reinvestment of all dividends and a hypothetical investment of $100 on March 26, 1992.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on option grants in 2003 to the named executive officers.

Individual Grants

		Percent of			Potential Realizable
	Number of	Total Options			Value at Assumed Annual
	Securities	Granted to			Rates of Stock Price Appreciation
	Underlying	Employees in	Exercise of		for Option Term(3)
	Options	Fiscal	Base Price	Expiration
Name	Granted	Year(1)	($/Share)(2)	Date	0%($)	5%($)	10%($)

Martin McGlynn	300,000	52%	$0.940	2/5/13	—	177,348	449,435
Ann Tsukamoto, Ph.D.	0	0%

(1)	The company granted options covering 574,000 shares of Common Stock to employees in the fiscal year ended December 31, 2003.

(2)	The exercise price may be paid by delivery of already-owned shares and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

(3)	As required by the Commission’s rules on executive compensation disclosure, the company has presented option values based on arbitrary growth rates, and this disclosure is not intended to forecast future appreciation, if any, in our stock price.

AGGREGATED OPTION EXERCISES IN LAST

FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table provides information about option exercises in 2003 by the named executive officers and the value of such officers’ unexercised options at December 31, 2003.

Number of Securities
			Underlying	Value of Unexercised
			Unexercised Options	In-the-Money
			at Fiscal Year	Options at Fiscal
	Shares		End(1)(#)	Year End($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise(#)	Realized($)	Unexercisable	Unexercisable(2)

Martin McGlynn	0	—	355,207/469,793	0/$312,000

Ann Tsukamoto, Ph.D.	0	—	157,000/ 56,250	$62,124/$58,225

(1)	December 31, 2003.

(2)	The closing price of the company’s Common Stock on December 31, 2003 (the last trading day of 2003) on the NASDAQ National Market System was $1.98. The numbers shown reflect the value of options accumulated over all years of employment.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

      The number of directors is currently fixed at six. Our Restated Certificate of Incorporation and Amended and Restated By-laws provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect the nominees named below, who are now Class I directors, as Class I directors for a term of three years expiring at the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named below. It is expected that the nominees will be able to serve, but if any are unable to serve, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors. The nominees for election as Class I directors and the incumbent Class II and III directors are as follows:

NOMINEES FOR ELECTION AS CLASS I DIRECTORS — TERMS EXPIRE 2004

Name	Principal Occupation	Age	Position

John J. Schwartz, Ph.D.	President, Quantum Strategies Management Company	69	Director, Chairman of the Board
Eric H. Bjerkholt	Senior Vice President and CFO, Sunesis Pharmaceuticals, Inc.	44	Director

      John J. Schwartz, Ph.D., was elected to the Board of Directors of the company in December 1998 and was elected Chairman of the Board at the same time. He is the former President and Chief Executive Officer of SyStemix, Inc. Dr. Schwartz is currently President of Quantum Strategies Management Company, a registered investment advisor located in Palo Alto, California. Prior to his positions at SyStemix, he served as

Assistant Professor, Vice President and General Counsel at Stanford University in California. Dr. Schwartz was graduated from Harvard Law School in 1958 and received his Ph.D. degree in physics from the University of Rochester in 1965.

      Eric H. Bjerkholt was elected to the Board of Directors of the company on March 1, 2004. He is Senior Vice President and CFO of Sunesis Pharmaceuticals, Inc., a small molecule biopharmaceutical company in South San Francisco, CA. Before joining Sunesis, Mr. Bjerkholt served as Senior Vice President and CFO of IntraBiotics Pharmaceuticals, Inc. Previously, Mr. Bjerkholt co-founded LifeSpring Nutrition, Inc., a privately held nutraceutical company, and served as its CFO, and later as its President and CEO. From 1990 to 1997, Mr. Bjerkholt was an investment banker at J.P. Morgan & Co., Inc. Mr. Bjerkholt holds an M.B.A. from Harvard Business School and a Cand. Oecon degree in economics and econometrics from the University of Oslo, Norway. He is a member of the Board of Directors of Round Table Pizza, Inc. Mr. Bjerkholt is a Norwegian and French citizen and a U.S. permanent resident.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES DESCRIBED ABOVE

INCUMBENT CLASS II DIRECTORS — TERMS EXPIRE 2005

Name	Principal Occupation	Age	Position

Irving Weissman, M.D.	Professor, Stanford University	64	Director
Ricardo B. Levy, Ph.D.	Chairman of the Board, Catalytica Energy Systems, Inc.	59	Director

      Irving L. Weissman, M.D. was elected to the Board of Directors of the company in September 1997. Dr. Weissman is the Karel and Avice Beekhuis Professor of Cancer Biology, Professor of Pathology and Professor of Developmental Biology at Stanford University and is the head of the new Stanford Institute for Cancer/ Stem Cell Biology and Medicine. Dr. Weissman is a cofounder and was a member of the Scientific Advisory Board of SyStemix, Inc. He has also served on the Scientific Advisory Boards of Amgen Inc., Cellerant, DNAX and T-Cell Sciences, Inc., all of which are biotechnology companies. Dr. Weissman is a member of the National Academy of Sciences and also serves as Chairman of the Scientific Advisory Board of the company.

      Ricardo B. Levy is Chairman of the Board of Catalytica Energy Systems, Inc., and has been a member of its Board of Directors since June 1995, when the company was formed as a subsidiary of Catalytica, Inc. He also served as director of Catalytica Pharmaceuticals Inc. from 1995 to 2000. Dr. Levy was a founder of Catalytica, Inc. in 1974, serving as Chief Operating Officer from 1974 until 1991 and President and Chief Executive Officer until December 2000, when Catalytica, Inc. and Catalytica Pharmaceuticals Inc. were sold to DSM N.V. Before founding Catalytica, Inc., Dr. Levy was a founding member of Exxon’s chemical physics research team, and prior to that served as Chief Executive Officer of Sudamericana C.A. in Quito, Ecuador. He currently also serves on the Board of Directors of Pharmacopeia, Inc. and NovoDynamics, Inc. Dr. Levy holds an M.S. from Princeton University, a Ph.D. in chemical engineering from Stanford University and is an alumnus of Harvard University’s Executive Management Program.

INCUMBENT CLASS III DIRECTORS — TERM EXPIRES 2006

Name	Principal Occupation	Age	Position

Martin McGlynn	President and Chief Executive Officer, StemCells, Inc.	58	Director, Executive Officer
Roger Perlmutter, M.D., Ph.D.	Executive Vice President, Research and Development, Amgen, Inc.	51	Director

      Martin M. McGlynn joined the company on January 15, 2001, when he was appointed President and Chief Executive Officer of the company and of its wholly-owned subsidiary, StemCells California, Inc. He was elected to the Board of Directors on February 6, 2001. Mr. McGlynn began his career with Becton

Dickinson, Ireland Ltd., and spent 8 years in manufacturing operations. He joined Abbott Labs in 1977 where he held positions as General Manager, Abbott Ireland Ltd., President and General Manager of Abbott Canada Ltd. and Vice President of Abbott International Ltd. In 1990, he joined the BOC Group as President of Anaquest, Inc., a company focused on anesthesia and acute care pharmaceuticals. From 1994 until he joined the company, Mr. McGlynn was President and Chief Executive Officer of Pharmadigm, Inc., a privately held company in Salt Lake City, Utah, engaged in research and development in the fields of inflammation and genetic immunization. Mr. McGlynn is a native of Dublin, Ireland. He holds received a Bachelor of Commerce degree from University College, Dublin, Ireland in 1968, a diploma in industrial engineering from the Irish Institute of Industrial Engineering in 1970, and a diploma in production planning from the University of Birmingham, England in 1971. He is a former member of the Board of Directors of the Confederation of Irish Industries and the Pharmaceutical Manufacturers Association of Canada.

      Roger M. Perlmutter, M.D., Ph.D., was elected to the Board of Directors in December 2000. Dr. Perlmutter is Executive Vice President, Research and Development, of Amgen, Inc., a position he has held since January 2001. Prior to joining Amgen, he was Executive Vice President, Worldwide Basic Research and Preclinical Development, Merck Research Laboratories, a division of Merck & Co., Inc., a position he had held since August 1999. He joined Merck in February 1997 as Senior Vice President, Merck Research Laboratories, from February 1997 to December 1998 and as Executive Vice President from February 1999 to January 2001. Prior to joining Merck, Dr. Perlmutter was a professor in the Departments of Immunology, Biochemistry and Medicine at the University of Washington from January 1991 to January 1997 and served as chairman of the Department of Immunology at the University of Washington from May 1989 to January 1997. He also was an Investigator at the Howard Hughes Medical Institute from October 1991 to January 1997. Dr Perlmutter was a member of the board of directors of The Irvington Institute for Immunological Research from 1997 to 2001 and of the Institute for Systems Biology since 1999. He is licensed to practice medicine in the State of California and the State of Washington. He was graduated from Reed College in 1973 and received his M.D. and Ph.D. degrees from Washington University, St. Louis, Missouri in 1979.

PROPOSAL NUMBER 2

Ratification of Selection of Independent Public Accountants

      The company is asking the stockholders to ratify the selection of Grant Thornton LLP as the company’s independent public accountants for the fiscal year ending December 31, 2004. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP.

      In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of the company and its stockholders.

      A representative of Grant Thornton LLP is expected to attend the Annual Meeting and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL NUMBER 3

Amendment of the Company’s Certificate of Incorporation to Increase the Number

of Authorized Shares of Common Stock from 75,000,000 to 125,000,000

      On March 11, 2004 the Board of Directors voted, subject to approval by the stockholders, to amend Article 4 of the company’s Certificate of Incorporation to increase the number of shares of Common Stock, par value $0.01 per share, the company is authorized to issue from 75,000,000 to 125,000,000 shares (the “Share Amendment”).

      The company currently does not have any definitive plans, commitments or understandings with respect to the issuance of the additional shares of Common Stock that would be authorized by the Share Amendment. The Board of Directors believes that it is desirable to have available a sufficient number of authorized but unissued shares of Common Stock which may be issued from time to time, without further action by the stockholders, to provide for stock splits or stock dividends, stock options and other equity incentives, to be able to take advantage of acquisition opportunities, to facilitate the consummation of license, development or other similar agreements which would allow the company to use third party technology, to meet future capital needs and for other general corporate purposes. The proposed amendment will authorize additional shares of common stock to provide the company the flexibility to make such issuances as may be necessary and would facilitate the company’s ability to accomplish these goals and other business and financial objectives without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by the company’s charter documents, applicable law or the rules of any stock exchange or other system on which the company’s securities may then be listed.

      The issuance of additional authorized shares of Common Stock may dilute the voting power and equity interest of present stockholders. It is not possible to predict in advance whether the issuance of additional shares will have a dilutive effect on earnings per share as it depends on the specific events associated with a particular transaction. Shares of authorized but unissued Common Stock may be issued from time to time by the Board of Directors without further stockholder action unless such action is required by Delaware law, under which the company is incorporated, the company’s Certificate of Incorporation, or the rules of the Nasdaq National Market System (“NASDAQ”). Additional authorized but unissued shares of Common Stock might be used in the context of a defense against or response to possible or threatened hostile takeovers. The Board of Directors has concluded, however, that the advantages of the additional authorized shares outweigh any potential disadvantages. The Board of Directors believes that approval of the increase in the authorized shares is in the best interest of the stockholders because it would facilitate the company’s business and financial purposes in the future without the necessity of delaying such activities for further stockholder approvals, except as may be required in a particular case by Delaware law, the company’s Certificate of Incorporation, or the rules of NASDAQ.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 75,000,000 TO 125,000,000.

PROPOSAL NUMBER 4

Adoption of the 2004 Equity Incentive Plan

      On March 11, 2004, the Board of Directors adopted the 2004 Equity Incentive Plan (the “Plan”), subject to shareholder approval.

      The purpose of the Plan is to advance the interests of the company by enhancing its ability to attract and retain employees and other persons or entities providing services to the company who are in a position to make significant contributions to the success of the company, and to reward participants for such contributions, through ownership of shares of Common Stock (the “Stock”) of the company. The Plan is intended to accomplish these goals by enabling the company to grant awards in the form of options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock, or performance awards, loans or supplemental grants or combinations thereof, all as more fully described below. The Plan will be the successor to the company’s 2001 Equity Incentive Plan. As of April 2, 2001, only 711,102 shares were available for grant under the 2001 Plan.

Overview

      The Plan will be administered by the Board of Directors (the “Board”) or a committee appointed by the Board (the “Committee”). The term “Administrator” is used in this proxy statement to refer to the person (Board or Committee, and their delegates) charged with administering the Plan. Under the Plan, the Administrator may grant stock options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock, and performance awards (in cash or stock), or combinations thereof, and may waive terms and conditions of any award. A total of 3,000,000 shares of Stock may be issued under the Plan, although awards of stock (as opposed to options) are limited to a total of 1,000,000 over the life of the Plan. Employees of the company, including executive officers, directors and other persons or entities providing services to the company or its subsidiaries who are in a position to make a significant contribution to the success of the company are eligible to receive awards under the Plan. StemCells expects that approximately 75 persons will participate in the Plan annually.

      Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1,000,000 paid to each of the chief executive officer and the other four most highly compensated officers, unless, among other things, the compensation is performance-based. For compensation attributable to stock options and stock appreciation rights to qualify as performance-based, the plan under which they are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period and must be approved by the company’s shareholders. To comply with these requirements, the Plan provides that the maximum number of shares as to which options may be granted to any participant during the ten year life of the Plan is 500,000 and the maximum number of shares as to which stock appreciation rights may be granted to any participant during that period is 500,000, and the Plan is being submitted for shareholder approval.

      Stock Options. The exercise price of an incentive stock option (“ISO”) granted under the Plan, or any option granted to an employee or director of the company, shall not be less than 100% of the fair market value of the Stock at the time of grant. Subject to the foregoing, the Administrator determines the exercise price of each option granted under the Plan. No stock options may be granted under the Plan after March 11, 2014, but stock options previously granted may extend beyond that date. The exercise price may be paid in cash or by check payable to the order of the company. Subject to certain additional limitations, the Administrator may also permit the exercise price to be paid by tendering shares of Stock that have been outstanding for at least six months, by delivery of a promissory note, by delivery to the company of an undertaking by a broker to deliver promptly sufficient funds to pay the exercise price, by withholding from the shares that are deliverable upon exercise, or a combination of the foregoing, in each case if permitted under applicable law.

      Stock Appreciation Rights (SARs). Stock appreciation rights (“SARs”) may be granted either alone or in tandem with stock option grants. Each SAR entitles the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Administrator) determined in whole or in part by reference to appreciation in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth.

      Stock Awards; Deferred Stock. The Plan provides for awards of nontransferable shares of restricted Stock subject to resale to the company for less than fair market value or forfeiture (“Restricted Stock”), as well as unrestricted shares of Stock. Share of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period and the satisfaction of any other conditions or restrictions established by the Administrator. Except as the Administrator may otherwise determine, if a participant dies or ceases to be an employee or ceases to continue the consulting or other similar relationship engaged in by such participant with the company for any reason during the restricted period, the company may repurchase the shares of Restricted Stock or the shares of Restricted Stock may be forfeited to the company. The Plan also provides for deferred grants entitling the recipient to receive shares of Stock in the future at such times and on such conditions as the Administrator may specify. Delivered Stock awards and Restricted or Unrestricted Stock awards are subject to the 1,000,000 share cumulative limit mentioned above.

      Performance Awards. The Plan provides for performance awards entitling the recipient to receive cash or Stock following the attainment of performance goals determined by the Administrator. Performance conditions may also be attached to other awards under the Plan. In the case of any performance award intended to qualify for the performance-based remuneration exception described in Section 162(m) of the Code (an “Exempt Award”), the Administrator will in writing pre-establish specific performance goals that are based upon any one or more operational, result or event-specific goals.

      Termination. Except as otherwise provided by the Board, if a participant dies, options and SARs exercisable immediately prior to death may be exercised by the participant’s executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Options and SARs not exercisable at a participant’s death terminate. In the case of termination for reasons other than death, options and SARs remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less); provided that if in the Board’s judgment the reason for the award holder’s termination casts discredit on the company sufficient to justify immediate termination of the award, then such award will immediately terminate.

      Change of Control. In the case of certain mergers, consolidations or other transactions in which the company is acquired or is liquidated and there is a surviving or acquiring corporation, the Plan permits the Board to arrange for the assumption of awards outstanding under the Plan or the grant to participants of replacement awards by that corporation. All outstanding awards not assumed by the surviving or acquiring corporation shall become exercisable immediately prior to the consummation of such merger, consolidation or other transaction and upon such consummation all outstanding awards that have not been assumed or replaced will terminate.

      Amendment. The Board may amend the Plan or any outstanding award at any time, provided that no such amendment will, without the approval of the shareholders of the company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code. Except in connection with stock split, stock dividends or the like, there will be no reduction in the exercise price of any option without the approval of the shareholders.

New Plan Benefit

      The future benefits or amounts that would be received under the Plan by the executive officers and the non-executive officer employees are discretionary and are therefore not determinable at this time. The company has adopted the following methodology for granting options to Directors: The company will grant a Director an option to purchase 20,000 shares at fair market value upon his or her election or appointment to an initial term on the Board, which option will vest ratably over 3 years. On the third anniversary date, each re-elected Director will be granted an additional option to purchase 15,000 shares at fair market value, which option will vest ratably over 3 years

Federal Tax Effects

      The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.

      Incentive Stock Options. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the company is not entitled to a deduction.

      Nonstatutory (Non-ISO) Options. In general, in the case of a non-ISO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to the company. Upon a subsequent sale or exchange of the shares, appreciation or depreciation after the date of exercise is treated as capital gain or loss for which the company is not entitled to a deduction.

      In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a non-ISO. ISOs are also treated as non-ISOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

      Under the so-called “golden parachute” provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Plan, may be subject to an additional 20% federal tax and may not be deductible to the company.

      Effective Date of the 2004 Equity Incentive Plan. The 2004 Equity Incentive Plan will become effective as of May 11, 2004, provided that it is approved by the shareholders at this meeting.

Equity Compensation Plan Information

      The following table provides certain information with respect to all of the company’s equity compensation plans in effect as of the end of December 31, 2003.

Equity Compensation Plan Information

			(C)
	(A)		Number of Securities
	Number of Securities	(B)	Remaining Available for
	to be Issued Upon	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (A))

Equity compensation plans approved by security holders	5,025,374 (1)	$2.912	958,631
Equity compensation arrangements not approved by security holders	396,699 (2)	$2.507	N/A
Totals	5,422,073	$2.882	958,631

(1)	Consists of Incentive Stock Options issued to employees and options issued as compensation to consultants for consultation services. These options were issued under the company’s 1992 Equity Incentive Plan, its Directors’ Stock Option Plan, its StemCells, Inc. Stock Option Plan, or its 2001 Equity Incentive Plan.

(2)	Consists of warrants outstanding that are fully vested to purchase:

•	50,500 shares of our common stock for $5.04 per share, issued in August 2000, and exercisable, in whole or in part, for five years from the date of issuance.

•	146,199 shares of our common stock that was issued in December 2001 fully vested with an exercise price of $3.42 per share and exercisable, in whole or in part, for four years from the date of issuance.

•	200,000 shares of our common stock that was issued in January 2003 fully vested with an exercise price of $1.20 per share and exercisable, in whole or in part, for five years from the date of issuance.

These warrants, which constitute the equity compensation arrangements not approved by security holders, were all issued in exchange for placement agent or advisory services by non-employees.

Recommendation

      The Board of Directors of the company has unanimously approved a proposal to adopt the 2004 Equity Incentive Plan set forth herein as Appendix C (the “Plan”) and recommended that the proposed Plan be submitted to the company’s stockholders for consideration and approval at the Annual Meeting. The affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting will be required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN AS SET FORTH HEREIN AS APPENDIX C.

PROPOSAL NUMBER 5

Authorization of Capital Raising Transactions

      On March 11, 2004, the Board of Directors unanimously found it to be advisable and in the best interests of this company to issue, in connection with one or more capital raising transactions to finance the company, up to 30,000,000 shares of StemCells common stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock), upon such terms as the Board of Directors shall deem to be in the best interests of StemCells, for an aggregate consideration of not more than $35,000,000 and at an effective price not less than 80% of the market price of StemCells common stock at the time of issuance, subject to shareholder approval. Any issuance of stock pursuant to this resolution must occur, if at all, in the in the three month period commencing with the date of the approval of this proposal by the shareholders of the company.

      StemCells is seeking stockholder approval for the potential issuance of the shares subject to these limitations.

      Nasdaq Marketplace Rule 4350(i)(1)(D) requires stockholder approval prior to the sale or issuance or potential issuance of shares, in a transaction other than a public offering, equal to 20% or more of the company’s outstanding common stock or 20% or more of the voting power of the company outstanding before the issuance, if the effective sale price of the common stock is less than the greater of the book or market value of the common stock. Shares of the company’s common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such a capital raising transaction are considered shares issued in such a transaction in determining whether the 20% limit has been reached. Given the uncertainty of the ultimate sales price of securities sold in such transactions, and the number of shares of StemCells’ common stock that may be sold in such transactions, the sale of securities in one or more of the transactions will likely result in the issuance of 20% or more of the outstanding common stock of the company or 20% or more of the voting power of StemCells’ outstanding stock at a price less than the greater of the book value or market value of the shares. In order to comply with the possible application of this Nasdaq rule, StemCells is seeking stockholder approval for the potential issuance and sale of shares in one or more capital raising transactions so that its Board of Directors will have flexibility to timely enter into and close such capital raising transactions. If the company waited to arrange for a meeting of its stockholders to approve a specific transaction, it could delay and possibly jeopardize the closing of such transaction.

      StemCells is seeking approval for up to a 20% discount from “market value,” as defined by rules of the Nasdaq Stock Market, of StemCells common stock. Nasdaq requires us to include a maximum potential discount in stockholder proposals such as this one. The actual discount will be determined by the Board of Directors and will depend upon market conditions at the time of the financing or financings.

      Any transaction requiring approval by stockholders under Nasdaq Rule 4350(i)(1)(D) would be likely to result in a significant increase in the number of shares of common stock of StemCells outstanding, and current stockholders will own a smaller percentage of the outstanding common stock of the company. Moreover, the company might, as part of any sale of securities, be required to provide the purchaser with securities that are registered or whose resale will be registered. The issuance of these securities will cause a significant reduction in the percentage interests of current stockholders in the voting power, liquidation value, and book and market value of the company, and in its future earnings. The sale or resale of these securities could cause the market price of StemCells’ common stock to decline.

      Approval of this proposal will, subject to the limitations set forth in the proposal, give StemCells’ Board of Directors discretion to determine the amount, type and terms of securities to be issued by the company. For example, StemCells may issue common stock, preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock. StemCells’ Board of Directors will have discretion to determine any applicable dividend or interest rates, conversion or exercise prices, voting rights, redemption prices, maturity dates and similar matters. If securities convertible into or exercisable for StemCells common stock are issued and such securities, at the time of issuance, constitute 20% or more of the company’s securities or 20% or more of the company’s voting power outstanding prior to such issuance, then stockholder approval of this proposal also will constitute approval of the issuance of shares of StemCells common stock upon conversion or exercise of such securities, and no additional approval will be solicited.

      The foregoing description of various forms of financings and the reasons for the financing is included for informational purposes to StemCells stockholders in connection with this proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of StemCells. StemCells cannot guarantee that any financing will be completed (or, if so, what the terms or timing may be) and, accordingly, cannot be certain that it will receive any proceeds from any potential financing. No financing will go forward unless the Board of Directors determines that the proposed terms and conditions are in the best interests of the shareholders at the time. If the Board of Directors determines that market conditions appear favorable for the issuance of additional securities by StemCells and that such issuance is in the best interests of the company, StemCells could sell up to a total of 30 million shares of its common stock, including securities exercisable for of convertible into common stock. The types of securities to be sold and price at which it will be sold are subject to market conditions and negotiations with investors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR AUTHORIZING THE COMPANY TO ISSUE, IN CONNECTION WITH ONE OR MORE CAPITAL RAISING TRANSACTIONS TO FINANCE THE COMPANY, UP TO 30,000,000 SHARES OF STEMCELLS COMMON STOCK (INCLUDING PURSUANT TO PREFERRED STOCK, OPTIONS, WARRANTS, CONVERTIBLE DEBT OR OTHER SECURITIES EXERCISABLE FOR OR CONVERTIBLE INTO COMMON STOCK), UPON SUCH TERMS AS THE BOARD OF DIRECTORS SHALL DEEM TO BE IN THE BEST INTERESTS OF STEMCELLS, FOR AN AGGREGATE CONSIDERATION OF NOT MORE THAN $35,000,000 AND AT AN EFFECTIVE PRICE NOT LESS THAN 80% OF THE MARKET PRICE OF STEMCELLS COMMON STOCK AT THE TIME OF ISSUANCE, SUCH ISSUANCE OR ISSUANCES TO OCCUR, IF AT ALL, IN THE THREE MONTH PERIOD COMMENCING WITH THE DATE OF THE APPROVAL OF THIS PROPOSAL BY THE SHAREHOLDERS OF THE COMPANY.

OTHER INFORMATION

Accounting Matters

      The Board of Directors, upon the recommendation of the Audit Committee, has selected the independent accounting firm of Grant Thornton LLP to audit the accounts of the company for the year ending December 31, 2004, subject to the approval of our shareholders.

      The Audit Committee considered the tax compliance services provided by Grant Thornton LLP, concluded that provision of such services is compatible with maintaining the independence of the independent accountants, and approved the provision by Grant Thornton LLP of tax compliance services with respect to the year ending December 31, 2003.

      The Audit Committee received the following information concerning the fees of the independent accountants for the year ended December 31, 2003, has considered whether the provision of these services is compatible with independence of the independent accountants, and concluded that it is:

Audit Fees (including review of 10-Qs and proxy filings)	$125,000
Financial Information Systems Design and Implementation Fees	$0
All Other Fees (i.e., tax returns and review of other SEC filings)	$10,000

      A representative of Grant Thornton LLP who audited the accounts of the company for the year ended December 31, 2003 is expected to be present at the Annual Meeting of Stockholders and will be afforded the opportunity to make a statement if he or she desires to do so and is expected to be available to reply to appropriate stockholder inquiries.

Stockholder Proposals

      Proposals of Stockholders submitted for consideration at the next Annual Meeting of Stockholders must be received by the company (attention: Secretary) no later than December 10, 2004.

Form 10-K

      The company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (without exhibits), as filed with the Securities and Exchange Commission, is available without charge upon request by writing to StemCells, Inc. at 3155 Porter Drive, Palo Alto, CA 94304, Attention: Investor Relations.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the company’s officers and directors, and persons who own more than ten percent of a registered class of the company’s Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish to the company copies of all Forms 3, 4 and 5 they file. George Koshy, Principal Accounting Officer, failed to file two Form 4s covering two transactions on a timely basis. On March 24, 2004, Mr. Koshy filed the Form 4s and an Amended Form 3 reporting all previously unreported transactions.

Other Business

      The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

By Order of the Board of Directors

Iris Brest
Secretary

April      , 2004

APPENDIX A

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE
BOARD OF DIRECTORS OF STEMCELLS, INC.

      Organization and Governance of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Committee”) of the Company shall consist of no fewer than three members appointed by the Board of Directors (the “Board”) who satisfy the independence requirements of the Nasdaq Stock Market. In order to fulfill its role, the Committee shall be organized and governed in the following manner:

•	Committee members will be appointed and removed by the Board;

•	Action may be taken by the Committee upon the affirmative vote of a majority of the members;

•	Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least forty-eight hours prior to the meeting;

•	Any two members of the Committee shall constitute a quorum at a meeting of the Committee;

•	Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing; and

•	The Committee may delegate its authority to a subcommittee.

      Statement of Purpose. The purposes of the Committee are (i) to identify individuals qualified to become members of the Board, (ii) to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders, (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and (iv) to oversee the evaluation of the board and its dealings with management.

      Goals and Responsibilities of the Committee. The responsibilities of the Committee shall include the following:

•	Identify individuals qualified to become board members, consistent with criteria approved by the board, receive nominations for such qualified individuals; review recommendations put forward by the Chief Executive Officer, select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders; taking into account each candidate’s ability, judgment and experience and the overall composition of the Board;

•	Review and, in its discretion, revise the policy under which stockholders of the Company may recommend a candidate to the Committee for consideration for nomination as a director;

•	Recommend to the Board qualified individuals to serve as committee members on the various Board committees, and assure that committee members continue to meet the qualifications for their respective committees;

•	Clearly articulate to each director what is expected, including reference to the Company’s corporate governance principles and directors’ basic duties and responsibilities with respect to attendance at board meetings and advance review of meeting materials;

•	Develop and recommend to the full Board a set of corporate governance principles applicable to the Company. Such principles shall address the following subjects: (i) director qualification standards, (ii) director responsibilities, (iii) director access to management and, as necessary and appropriate, independent advisors, (iv) director compensation, and (v) director orientation and continuing education. The Committee shall review the principles on an annual basis, or more frequently if appropriate, and recommend changes as necessary;

A-1

•	Review the Company’s practices and policies with respect to directors, including retirement policies and compensation for non-employee directors, the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

•	Review the functions, duties and composition of the committees of the Board and make recommendations to the Board with respect thereto;

•	In concert with the Board, review the Company policies with respect to significant issues of corporate public responsibility, including contributions;

•	Recommend to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the CEO;

•	Consider and report to the Board any questions of possible conflicts of interest of Board members;

•	Provide for new director orientation and continuing education for existing directors;

•	Review and assess the adequacy of this charter and submit any changes to the Board for approval; and

•	Report its actions and any recommendations to the Board on a periodic basis.

      Powers of the Committee on Directors and Corporate Governance. In order to fulfill its role, the Committee shall have the authority to retain and terminate a search firm to assist in the identification of director candidates, and have the authority to approve the search firm’s fees and other retention terms. The Committee shall also have the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties and to determine compensation for such advisors.

A-2

APPENDIX B

CHARTER OF THE AUDIT COMMITTEE

OF THE
BOARD OF DIRECTORS OF STEMCELLS, INC.

      1.     Purpose. The purpose of the Audit Committee (the “Committee”) is to (a) appoint, oversee and replace, if necessary, the independent auditor, (b) assist the Board of Director’s oversight of (i) the preparation of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor; and (c) prepare the report the SEC rules require be included in the Company’s annual proxy statement.

      2.     Composition of the Audit Committee. The Committee shall consist of no fewer than three board members appointed by the Board of Directors of the Company. Committee members may be removed by the Board of Directors in its discretion. Each member of the Committee shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and The Nasdaq Stock Market, Inc. (“Nasdaq”) as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee’s compliance with such requirements. Members of the Committee shall be versed in reading and understanding financial statements, and at least one member shall be an “audit committee financial expert,” as defined in the Sarbanes-Oxley Act and regulations adopted by the SEC under that Act. No member of the Committee may sit on more than three separate audit committees without prior Board approval.

      3.     Meetings of the Audit Committee. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate; the Committee shall normally meet at least quarterly. It shall meet separately with management, with personnel responsible for the internal audit function, and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors.

      4.     Allocation of Responsibilities. The function of the Committee is oversight. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Management, rather than the Committee, has the responsibility to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company belongs to management, and not to the Committee. The independent auditor is responsible for performing independent audits of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      5.     Duties and Proceedings of the Audit Committee. The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

5.1 Oversight of Independent Auditor.

(a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

(b) Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

(c) Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; and recommend to the Board of Directors actions to satisfy the Board of the independence of the auditor.

(d) At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm’s internal quality control procedures and any material issues raised by independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

5.2 Oversight of Audit Process and Company’s Legal Compliance Program.

(a) Review with internal auditors and independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with internal auditors and independent auditor any difficulties with audits and managements’ response.

(b) Review and discuss with management, internal auditors and independent auditor the Company’s system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

(c) Receive and review reports of the independent auditor discussing 1) all critical accounting policies and practices used in the preparation of the Company’s financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and 3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(d) Discuss with management and independent auditor any changes in Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

(e) Review and discuss with management and the independent auditor the annual and quarterly financial statements and Management’s Discussion and Analysis of Financial Conditions and Results of Operations (MD&A) of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; discuss results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards; and discuss with management and independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under its MD&A.

(f) Review material pending legal proceedings involving the Company and other contingent liabilities.

(g) Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

(h) Discuss with independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

(i) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

5.3 Other Responsibilities.

(a) Review the adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.

(b) Prepare report for inclusion in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

(c) Put in place an appropriate control process for reviewing and approving Company’s internal transactions and accounting.

(d) Report to the Board on a regular basis.

(e) As required by the Board, perform, or participate in, an evaluation of the performance of the Committee.

(f) Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including, in its discretion, holding meetings with the Company’s investment bankers and financial analysts.

      6.     Authority and Resources of the Audit Committee. The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

APPENDIX C

STEMCELLS, INC.

2004 EQUITY INCENTIVE PLAN

1.	Purpose

      The purpose of this Equity Incentive Plan (the “Plan”) is to advance the interests of StemCells, Inc. (the “Company”) by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company’s common stock (“Stock”).

      The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Loans or Supplement Grants, or combinations thereof, all as more fully described below.

2.	Administration

      The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is cancelled, grant another Award in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Board, and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board to make adjustments under Section 7.3 or Section 8.6.

      The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the “Committee”), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the “1934 Act”), the Board shall delegate the power to select directors and officers to receive Awards under the Plan and the timing, pricing and amount of such Awards to a committee, all members of which shall be non-employee directors within the meaning of Rule 16b-3 under the 1934 Act and “outside directors” within the meaning of section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Board may, in its discretion, delegate to a Committee consisting solely of the chief executive officer of the Company, if he or she is member of the Board of Directors, the power to grant Awards under the Plan to persons who are not, and who are not expected to be, executive officers or directors of the Company.

3.	Effective Date and Term of Plan

      The Plan will become effective on the date on which it is approved by the stockholders of the Company.

      No Award may be granted under the Plan after March 11, 2014, but Awards previously granted may extend beyond that date.

4.	Shares Subject to the Plan

      Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 3,000,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

      Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

      Subject to Section 8.6(a), the maximum number of shares of Stock as to which Options may be granted to any Participant during the life of the Plan is 500,000 and the maximum number of shares of Stock as to which Stock Appreciation Rights may be granted to any Participant during the life of the Plan is 500,000. For purposes of this paragraph, except as otherwise provided in regulations or other guidance issued under Section 162(m) of the Code, any repricing of an Option or Stock Appreciation Right shall be treated as an additional grant. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Section 162(m) of the Code.

      Subject to the adjustment as provided in Section 8.6 below, Awards of Stock, including Restricted, Unrestricted and Deferred Stock Awards, and Stock that may be part of any Performance awards (other than Stock issued upon exercise of any Performance Option), shall not exceed 1,000,000 shares of Stock during the life of the Plan.

5.	Eligibility and Participation

      Those eligible to receive Awards under the Plan (“Participants”) will be employees of the Company or any of its subsidiaries (“Employees”) and other persons or entities (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or its subsidiaries. A “subsidiary” for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.	Types of Awards

      6.1.     Options

(a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price.

Both “incentive stock options,” as defined in section 422 of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an “ISO”), and Options that are not incentive stock options [non-ISOs], may be granted under the Plan. ISOs shall be awarded only to Employees.

(b) Exercise Price. The exercise price of an Option will be determined by the Board subject to the following:

(1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A “ten-percent shareholder” is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

(2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

(3) Except pursuant to Section 8.6 hereof, the exercise price of an Option at any time after the time of grant may not be reduced except with the approval of the shareholders of the Company and, in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

(4) The exercise price of an Option granted to an Employee or a director of the Company shall not be less than 100% of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted.

(c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

(d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Option may be exercised.

Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Board and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

(e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board at or after grant of the Option), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by the withholding of shares of Stock otherwise deliverable upon exercise which have a fair market value on the date of exercise at least equal to the exercise price, or (v) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder’s personal check or promissory note. The foregoing notwithstanding, any stock purchased on exercise of an Option must be paid for in a manner consistent with law, and in particular stock purchased on exercise of an Option by a Director or an Executive Officer of the Company must be paid for in a manner consistent with the of the Sarbanes-Oxley Act of 2002 and regulations pursuant thereto.

(f) Discretionary Payments. If the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

      6.2.     Stock Appreciation Rights

(a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined by reference to appreciation in Stock value.

(b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

(c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the following will apply:

(1) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

(2) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

(3) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

(4) The Stock Appreciation Right will be transferable only with the related Option.

(5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

(d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

      6.3.     Restricted and Unrestricted Stock

(a) Nature of Restricted Stock Award. A Restricted Stock Award entitles the recipient to acquire, for a purchase price equal to par value, shares of Stock subject to the restrictions described in paragraph (d) below (“Restricted Stock”).

(b) Acceptance of Award. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

(c) Rights as a Stockholder. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

(d) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined at Section 7.2(a) below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

(e) Notice of Election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

(f) Other Awards Settled with Restricted Stock. The Board may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

(g) Unrestricted Stock. The Board may, in its sole discretion, sell to any Participant shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

      6.4.     Deferred Stock

A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Board may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of Deferred Stock.

      6.5.     Performance Awards; Performance Goals

(a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Board) following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

(b) Other Awards Subject to Performance Condition. The Board may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant’s realization of any payment or benefit under the Award.

      6.6.     Loans and Supplemental Grants

(a) Loans. The Company may make a loan to a Participant (“Loan”), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration. The foregoing notwithstanding, no Loan may be made to a Director or an Executive Officer of the Company, nor may any Loan be made except in manner consistent with law.

(b) Supplemental Grants. In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant (“Supplemental Grant”)

not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant’s income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

7.	Events Affecting Outstanding Awards

      7.1.     Death

If a Participant dies, the following will apply:

(a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant’s executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant’s death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

(b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

(c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

      7.2.     Termination of Service (Other Than By Death)

If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a “Status Change”), the following will apply:

(a) Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiary, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

(b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

(c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Board.

      7.3.     Certain Corporate Transactions

Except as provided below in this Section 7.3, on the effective date of a Corporate Transaction (as defined below) (i) each outstanding Option and Stock Appreciation Right shall automatically become exercisable with respect to one hundred percent (100%) of any portion of such Option or Stock Appreciation Right which is not then exercisable, (ii) all restrictions with respect to one hundred percent (100%) of the shares of Common Stock then subject to the restrictions of Restricted Stock awards shall lapse, (iii) one hundred percent (100%) of all payments or other benefits under each outstanding Deferred Stock Award, Performance Award and Supplemental Grant which have not then been paid or provided shall be paid or provided, and (iv) one hundred percent (100%) of the unpaid principal balance and accrued interest on each outstanding Loan shall be forgiven.

Provisions (i) through (iv) above shall not apply to the extent an outstanding Award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, is replaced by such surviving or acquiring corporation or affiliate with a replacement award which, in the judgment of the Board, is substantially equivalent to the Award and which replacement award provides that if the recipient of such replacement award suffers an Involuntary Termination (as defined below) within twenty-four (24) months after the effective date of the Corporate Transaction in which such replacement award was granted then (i) each replacement option and stock appreciation right will automatically become exercisable with respect to one hundred percent (100%) of any portion of such replacement option or stock appreciation right which is unexercisable at the time of the Involuntary Termination, (ii) all restrictions with respect to one hundred percent (100%) of the shares of stock subject to replacement restricted stock awards at the time of the Involuntary Termination shall lapse, (iii) one hundred percent (100%) of all payments or other benefits under each outstanding replacement deferred stock award, performance award and supplemental grant which have not been paid or provided as of the time of the Involuntary Termination shall be paid or provided, and (iv) one hundred percent (100%) of the unpaid principal balance and accrued interest at the time of the Involuntary Termination on each outstanding replacement loan shall be forgiven.

The term “Corporate Transaction” shall mean the occurrence of any of the following: (i) a merger or consolidation involving the Company which results in less than 50% of the combined voting power of the surviving or resulting entity’s outstanding securities being held by the stockholders of the Company who were stockholders immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 51% of the Company’s assets in a single or related series of transactions or (iii) within any twenty-four (24) consecutive month period, persons who were members of the Board immediately prior to such twenty-four (24) month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such twenty-four (24) month period by or upon the recommendation of persons who were members of the Board immediately prior to such twenty-four (24) month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.

The term “Involuntary Termination” shall mean (i) the termination of the services of any Participant which occurs by reason of such individual’s involuntary dismissal or discharge for reasons other than as a result of (a) the commission of any act or fraud, embezzlement or dishonesty by the Participant, (b) material unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or (c) any other intentional misconduct by such individual adversely affecting the business or affairs of the Company or its successor in a material manner, or (ii) a material diminution of the responsibilities of a Participant, (iii) a reduction of more than 10% in a Participant’s level of compensation (including base salary, benefits or any non-discretionary and objective-standard incentive payment or bonus award) or (iv) a relocation of a Participant’s principal place of employment by more than 50 miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the Participant’s consent.

8.	General Provisions

      8.1.     Documentation of Awards

Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

      8.2.     Rights as a Stockholder, Dividend Equivalents

Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant’s Award had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

      8.3.     Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company’s counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company’s counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

If an Award is exercised by the Participant’s legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

      8.4.     Tax Withholding

The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the “withholding requirements”).

In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

      8.5.     Transferability of Awards

Except as the Board may otherwise determine in connection with gifts and except as provided below, no Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during an employee’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf). The Board may grant Options that are transferable, (i) without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members; the Committee may also amend outstanding Options to provide for such transferability or (ii) as is otherwise hereafter permitted in accordance with Rule 16b-3 of the 1934 Act (or any rule promulgated in replacement thereof or in substitution therefor).

      8.6.     Adjustments in the Event of Certain Transactions

(a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

(b) In any event referred to in paragraph (a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

      8.7.     Employment Rights, Etc.

Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continue retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

      8.8.     Deferral of Payments

The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

      8.9.     Past Services as Consideration

Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Board may determine that such price has been satisfied by past services rendered by the Participant.

9.	Effect, Discontinuance, Cancellation, Amendment and Termination

      Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company’s right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock will be issued to Employees.

      The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Code, or for the award of performance-based compensation under section 162(m) of the Code, or to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act, or otherwise under applicable law.

DETACH HERE

PROXY

STEMCELLS, INC.

ANNUAL MEETING OF STOCKHOLDERS, MAY 11, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder, by completing this card, hereby appoints Martin McGlynn and Iris Brest, or either of them with power of substitution to each, proxies of the undersigned to vote at the Annual Meeting of Stockholders of StemCells, Inc. to be held on May 11, 2004 at 3155 Porter Drive, Palo Alto, California at 2:00 p.m., local time, or at any adjournments thereof, all of the shares of Common Stock, par value $.01 per share, of StemCells, Inc. that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matter as specified by the undersigned, and to vote in such manner as they may determine on any other matter that may properly come before the meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE	SEE REVERSE SIDE

STEMCELLS, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

This proxy when properly executed will be voted in the manner specified by the undersigned stockholder(s). If no contrary direction is made, this proxy will be voted FOR the election of the nominees for director named below and FOR proposals 2, 3, 4 and 5, and in the discretion of the named proxies as to any other matter that may come before the meeting.

THE BOARD OF DIRECTORS OF STEMCELLS, INC. RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

1.	To elect the following nominees as Class I directors:

	Nominees:	(01)	John J. Schwartz, Ph.D
		(02)	Eric H. Bjerkholt

			FOR ALL NOMINEES ☐ ☐	WITHHELD FROM ALL NOMINEES	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
		☐			☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

2.	To ratify the selection of Grant Thornton LLP as independent public accountants of the company for the fiscal year ending December 31, 2004.	☐	☐	☐

3.	To amend the company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 125,000,000.	☐	☐	☐

4.	To adopt the 2004 Equity Incentive Plan as proposed.	☐	☐	☐

5.	To authorize the company to issue in connection with one or more capital raising transactions to finance the company, up to 30,000,000 shares of StemCells common stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock), upon such terms as the Board of Directors shall deem to be in the best interests of StemCells, for an aggregate consideration of not more than $35,000,000 and at an effective price not less than 80% of the market price of StemCells common stock at the time of issuance, such issuance or issuances to occur, if at all, in the three month period commencing with the date of the approval of this proposal by the shareholders of the company.	☐	☐	☐

6.	By my signature below, I confer to the named proxies discretionary authority to vote upon such other business as may properly come before the meeting or any continuations and adjournments thereof.

Note: Please sign exactly as name appears on this card. All joint owners should sign. When signing as an executor, administrator, attorney, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s title. If a partner, sign in partnership name.

Signature:                                                        Date:                      Signature:                                                        Date: